UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2021

GEMINI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 One Kendall Square, 3rd Floor Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(617) 401-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GMTX	The Nasdaq Global Market

☒     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 29, 2021, Gemini Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). Proxies were solicited pursuant to the Company’s proxy statement filed on August 17, 2021 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of August 2, 2021, the record date for the 2021 Annual Meeting, there were 43,055,112 shares of the Company’s common stock, par value $0.0001 per share, (the “Common Stock”) outstanding and entitled to vote at the 2021 Annual Meeting. A total of 28,632,671 shares of Common Stock were present or represented by proxy at the 2021 Annual Meeting, representing 66.50% of the issued and outstanding shares entitled to vote at the meeting, representing a quorum. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the 2021 Annual Meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal No. 1: Election of Class I Director. Carl L. Gordon was duly elected to the Company’s Board as a Class I director. The results were as follows:

Director	For	Withheld	Broker Non-Votes
Carl L. Gordon	18,344,313	8,445,896	1,842,462

Proposal No. 2: Approval of the Company’s 2021 Employee Stock Purchase Plan. The Company’s 2021 Employee Stock Purchase Plan was approved. The results were as follows:

For	Against	Abstain	Broker Non-Votes
25,338,796	1,437,862	13,551	1,842,462

Proposal No. 3: Ratification of Independent Registered Public Accounting Firm. The appointment of Ernst &Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The results were as follows:

For	Against	Abstain	Broker Non-Votes
28,491,832	38,498	102,369	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gemini Therapeutics, Inc.

By:	/s/ Brian Piekos
Name: Brian Piekos
Title: Chief Financial Officer

Dated: October 1, 2021